FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED
WAREHOUSING CREDIT AGREEMENT

          This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (this “Amendment”), made and entered into as of February 27, 2004 (the “Effective Date”), by and among HOMEAMERICAN MORTGAGE CORPORATION, a Colorado corporation (“Borrower”), the financial institutions which are signatories hereto (each a “Bank” and collectively, the “Banks”), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the “Agent”).

RECITALS

          1. The Borrower, the Agent and the Banks entered into a Third Amended and Restated Warehousing Credit Agreement dated as of October 23, 2003 (the “Credit Agreement”); and

          2. The Borrower desires to amend certain provisions of the Credit Agreement pursuant to the provisions of Section 8.05(a) and the Banks and the Agent are willing to do so upon the terms and subject to the conditions of this Amendment.

AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

          Section 2. Amendments to Credit Agreement.

     2.1 Definition. The definition of “Total Outstandings” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

     “Total Outstandings”: As of the time of any determination thereof, the sum of (a) Aggregate Outstandings at such time and (b) the aggregate principal amount of Indebtedness of any Affiliate guaranteed by the Company and outstanding at such time.

     2.2 Guarantees. Section 4.09 of the Credit Agreement is amended by deleting therefrom the dollar amount “$10,000,000” and inserting in its place the dollar amount “$20,000,000”.

     2.3 Borrowing Base/Compliance Certificate. Schedule 4.01(e) to the Credit Agreement, the Borrowing Base/Compliance Certificate, is amended in its entirety to read as per Schedule 4.01(e) attached hereto.

            Section 3. Effectiveness of Amendments. The amendment contained in this Amendment shall become effective upon delivery by the Borrower to the Agent of, and compliance by the Borrower with, the following:

     3.1 This Amendment duly executed by the Borrower and the Banks.

     3.2 A certificate of the Secretary or Assistant Secretary of the Borrower (1) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were last delivered to the Agent with certificates of the Secretary of the Borrower, and (ii) confirming that a resolution of the Board of Directors of the Borrower authorizes the execution, delivery and performance of this Amendment and any other documents executed in connection herewith (the “Amendment Documents”), and identifying the officers of the Borrower authorized to sign the Amendment Documents.

     3.3 The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

     Section 4. Representations, Warranties, Authority, No Adverse Claim.

     4.1 Reassertion of Representations and Warranties, No Default. The Borrower represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date.

     4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by it in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any property of the Borrower under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Banks. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

     4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Secured Obligations.

          Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Agent, the Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and the Banks that the Secured Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent for the benefit of the Banks under the Pledge and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 6. Successors. The Amendment Documents shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

          Section 7. Legal Expenses. As provided in Section 8.03 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 8. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

          Section 9. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

HOMEAMERICAN MORTGAGE CORPORATION

By:	/s/ John J. Heaney

Title:	Senior Vice President and Treasurer

(Signature page-Borrower)

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ Edwin D. Jenkins

Title:	Senior Vice President

(Signature Page-U.S. Bank)

BANK ONE, N.A., (successor by merger to Bank One, Texas, N.A.), as a Bank

By:	/s/ James P. Krcmarik III

Title:	Associate Director

(Signature Page-Bank One)

COMERICA BANK, as a Bank

By:	/s/ Heather D. Hogle

Title:	Assistant Vice President

(Signature Page Comerica Bank)